CSFB                                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

DERIVED INFORMATION   [11/05/04]

[$471,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,000,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  Approximately 20.1% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

			% of	Gross	Gross	Gross	Gross	Master &	Sched
			Balance	Rate	Margin	Lifecap	Lifefloor	Sub Serv	Rem
FICO	Count	Balance	(%)	(%)	(%)	(%)	(%)	Fees (%)	Term
Unavailable	3	188,552	0.0	9.91	7.93	7.00	10.29	0.52	357
471 - 480	1	220,400	0.0	7.99	6.74	6.00	7.99	0.52	356
491 - 500	9	1,575,022	0.2	7.75	6.32	6.22	7.70	0.52	351
501 - 510	97	14,111,760	1.4	8.58	6.85	6.79	8.63	0.52	357
511 - 520	92	16,455,721	1.6	8.26	6.83	6.56	8.24	0.52	357
521 - 530	116	17,663,653	1.7	8.26	7.00	6.68	8.23	0.52	355
531 - 540	133	21,073,563	2.1	8.17	7.01	6.59	8.18	0.52	354
541 - 550	164	25,798,136	2.5	7.99	7.03	6.60	7.95	0.52	356
551 - 560	190	28,149,361	2.8	8.10	6.99	6.61	8.06	0.52	354
561 - 570	252	32,694,420	3.2	7.70	6.80	6.46	7.55	0.52	353
571 - 580	262	34,500,991	3.4	7.74	6.91	6.47	7.63	0.52	353
581 - 590	314	49,283,595	4.9	7.37	6.68	6.50	7.27	0.52	356
591 - 600	325	53,765,757	5.3	7.39	6.66	6.42	7.32	0.52	355
601 - 610	370	58,249,234	5.7	7.26	6.32	6.65	7.17	0.52	356
611 - 620	394	68,330,210	6.7	7.22	6.29	6.56	7.12	0.52	356
621 - 630	493	82,120,283	8.1	7.35	6.34	6.67	7.26	0.52	355
631 - 640	487	76,448,129	7.5	7.24	6.24	6.67	7.14	0.52	353
641 - 650	510	90,873,366	8.9	7.17	6.26	6.64	7.07	0.52	355
651 - 660	459	77,527,900	7.6	7.15	6.15	6.63	7.04	0.52	354
661 - 670	321	53,275,420	5.2	7.16	6.34	6.53	7.03	0.53	354
671 - 680	251	43,067,927	4.2	7.15	6.39	6.41	6.95	0.52	353
681 - 690	218	38,137,539	3.8	7.08	6.30	6.47	6.95	0.52	353
691 - 700	170	30,749,939	3.0	7.10	6.17	6.55	6.93	0.52	354
701 - 710	127	20,992,580	2.1	6.94	6.03	6.52	6.72	0.52	354
711 - 720	111	17,571,117	1.7	7.20	6.10	6.47	6.99	0.52	355
721 - 730	94	17,471,396	1.7	7.09	6.11	6.67	7.00	0.52	356
731 - 740	64	10,724,188	1.1	6.81	6.08	6.64	6.65	0.52	354
741 - 750	55	9,209,817	0.9	6.91	6.19	6.16	6.71	0.52	354
751 - 760	34	6,900,763	0.7	6.80	6.19	6.29	6.65	0.52	354
761 - 770	40	7,716,663	0.8	6.97	6.23	6.41	6.87	0.52	349
771 - 780	23	3,441,047	0.3	7.02	6.14	6.57	6.94	0.52	356
781 - 790	23	2,810,996	0.3	6.93	5.73	6.53	6.79	0.52	349
791 - 800	9	1,521,541	0.1	7.23	6.13	5.79	7.20	0.52	356
801 - 810	8	2,135,321	0.2	6.78	5.97	6.56	6.65	0.52	357
811 - 816	5	713,526	0.1	7.09	6.97	6.66	7.68	0.52	358
Total:	6,224	1,015,469,832	100.0	7.35	6.43	6.57	7.27	0.52	354

		Orig	Initial	Periodic	Month				%
	Rem	Amort	Cap	Cap	to Next	LTV		Avg	LTV>80
FICO	Amort	Term	(%)	(%)	Adj	(%)	FICOs	Balance	w MI
Unavailable	357	360	3.00	1.50	21	80.0	0	62,851	0.0
471 - 480	356	360	3.00	1.00	20	85.0	480	220,400	0.0
491 - 500	351	354	2.36	1.18	22	73.2	500	175,002	0.0
501 - 510	357	359	2.22	1.38	22	72.5	505	145,482	0.0
511 - 520	357	360	2.54	1.29	23	73.2	516	178,867	0.0
521 - 530	355	358	2.60	1.33	22	74.5	526	152,273	0.0
531 - 540	355	358	2.57	1.32	23	75.2	536	158,448	0.0
541 - 550	356	358	2.50	1.30	24	76.8	546	157,306	0.0
551 - 560	354	357	2.56	1.33	24	77.2	555	148,155	0.0
561 - 570	353	355	2.69	1.19	25	78.9	566	129,740	0.0
571 - 580	354	356	2.64	1.24	24	78.9	576	131,683	0.0
581 - 590	356	359	2.70	1.27	24	79.7	586	156,954	0.0
591 - 600	356	358	2.72	1.25	24	80.9	596	165,433	0.0
601 - 610	356	358	2.54	1.30	24	81.7	606	157,430	0.2
611 - 620	356	358	2.53	1.28	24	81.9	615	173,427	0.3
621 - 630	355	357	2.57	1.30	24	81.8	626	166,573	0.2
631 - 640	354	356	2.58	1.29	24	81.0	635	156,978	0.2
641 - 650	357	359	2.60	1.23	24	81.2	645	178,183	0.2
651 - 660	355	357	2.50	1.26	25	81.0	656	168,906	1.5
661 - 670	356	358	2.82	1.17	25	82.1	666	165,967	1.6
671 - 680	355	357	2.87	1.14	25	82.3	676	171,585	2.1
681 - 690	355	357	2.79	1.15	23	81.5	685	174,943	2.8
691 - 700	356	357	2.82	1.18	25	82.0	695	180,882	0.3
701 - 710	355	357	2.92	1.15	25	83.2	705	165,296	1.0
711 - 720	355	357	2.96	1.13	24	82.1	716	158,298	0.8
721 - 730	357	359	2.81	1.17	24	82.4	725	185,866	2.2
731 - 740	356	358	2.80	1.16	24	79.4	735	167,565	1.9
741 - 750	355	357	2.95	1.04	24	83.2	746	167,451	9.1
751 - 760	357	359	2.93	1.11	26	82.6	756	202,964	3.6
761 - 770	349	351	2.80	1.16	23	83.7	765	192,917	6.2
771 - 780	356	358	3.00	1.20	26	80.3	774	149,611	0.0
781 - 790	351	353	2.69	1.18	24	82.5	784	122,217	0.0
791 - 800	356	358	3.00	1.00	25	89.2	794	169,060	9.4
801 - 810	357	360	3.00	1.14	22	81.6	805	266,915	12.7
811 - 816	358	360	3.00	1.00	25	80.2	813	142,705	32.2
Total:	355	357	2.65	1.24	24	80.6	630	163,154	0.8

●

Note, in the table above, the CLTV is employed in the calculation of the weighted average LTV in the case of 2nd liens.

●

Total collateral in the deal will be approximately $1,000,000,050.